Exhibit 99.1

UNITED MORTGAGE TRUST 2005 Investor Update

United Mortgage Trust Disclaimer: The information contained in the following presentation has been compiled from United Mortgage Trust Quarterly and Annual Reports and in 8K, 10Q and 10K filings on line at www.sec.gov. Due to the anticipated merger announcement tonight's Topics will be limited to information previously disclosed in public filings and prior shareholder communications. Additional shareholder informational meetings will be scheduled after the delivery of the Merger Proxy Statement

United Mortgage Trust Todd Etter Chairman, UMT Advisors, Inc. Co-Founder United Mortgage Trust Introduction

United Mortgage Trust A Brief History of UMT

United Mortgage Trust Investment History

Status Report Founded March 1997 Initially invested in single family residential real estate loans Shifted investment focus to Interim Loans in early 2001 Added residential lot development loans in 2003

Status Report What is an Interim Loan?

Status Report Over $118,000,000 in Assets 593 Residential Mortgage Investments Participation in 494 Residential Mortgages 1,136 Interim Mortgages on Residential Properties $31,000,000 in Residential Lot Development Loans (all information as of 3/31/05)

United Mortgage Trust Portfolio Assets Totaling $114,973,000 Long Term Loans Interim Loans Lot Development Loans Cash and Rec. Other Amount 10400000 69600000 31200000 7251000 600000

Mortgage Trust has purchased loans and loan participation interests totaling $426,952,962 million as of March 31, 2005 United Mortgage Trust

Status Report Nine Years of Operating History Over 3,000 Shareholders 91 Consecutive Monthly Dividends (all information as of 3/31/05)

Status Report Added Share Repurchase Plan in June 2001 Introduced Dividend Reinvestment Plan in 2001

United Mortgage Trust Growth 1997 1998 1999 2000 2001 2002 2003 2004 2005 Shareholder Equity 3481926 13051948 21174839 33594241 57721274 83489588 118490673 116155317 114973722

United Mortgage Trust Earnings History

United Mortgage Trust Historical Earnings and Distributions 1996 through December 31, 2004 1996 1997 1998 1999 2000 Net Income $ (47,004) $ 199,600 $ 1,016,535 $ 1,807,500 $ 2,728,382 Earnings per share $ (4.70) $ 2.66 $ 2.12 $ 1.90 $ 1.80 Weighted shares 10,000.00 75,089 480,057 952,098 1,514,014 Earnings per share % annualized -23.50% 13.29% 10.59% 9.49% 9.01% Distributions - 140,659 958,806 1,930,931 3,038,551 Distributions per share $ - $ 1.87 $ 2.00 $ 2.03 $ 2.01 Distributions per shares % annualized 0.00% 9.37% 9.99% 10.14% 10.03% United Mortgage Trust

United Mortgage Trust Historical Earnings and Distributions 1996 through December 31, 2005 2001 2002 2003 2004 Net Income $ 4,784,833 $ 7,375,899 $ 8,589,119 $ 9,466,008 Earnings per share $ 1.81 $ 1.81 $ 1.47 $ 1.34 Weighted shares 2,641,072 4,083,488 5,859,639 7,051,313 Earnings per share % annualized 9.06% 9.03% 7.33% 6.71% Distributions 5,163,512 8,168,610 10,782,202 12,123,331 Distributions per share $ 1.96 $ 2.00 $ 1.84 $ 1.72 Distributions per shares % annualized 9.78% 10.00% 9.20% 8.60% United Mortgage Trust

United Mortgage Trust Historical Earnings and Distributions Second Quarter 2005 United Mortgage Trust Net Income $2,846,817 Distributions $2,811,414 Distribution per Share $.40 Annualized Distribution Rate 8%

United Mortgage Trust UMT Dividend Policy Our Trustees have adopted a policy to limit distributions to an amount no greater than our earnings Our third quarter dividend is Estimated to be $.35 per share or approximately a 7% annualized rate Fourth quarter dividend rate will be set in September 2005

United Mortgage Trust Liquidity

Liquidity Share Repurchase Plan established in June Shares repurchased quarterly Share repurchase limited to the lesser of $1,000,000 per year or an amount equal to the Dividend Reinvestment Program proceeds 684,000 ($13,689,134) shares repurchased through March 31, 2005

Current Status Shares repurchased monthly or a pro-rata basis Repurchase averaging $900,000 per quarter 6,000,000 shares presently in repurchase plan Repurchase will take 20 months at the current rate Plan will be suspended upon announcement of merger Share Repurchase Plan

Liquidity Post Merger If the Merger is consummated: UMTH will adopt a repurchase plan in accordance with Publicly Traded Partnership Guidelines If the Merger is not consummated: UMT Trustees will establish Share Repurchase guidelines

United Mortgage Trust Dividend Reinvestment Program

United Mortgage Trust Dividend Reinvestment Program Dividends currently reinvested monthly at investors option Dividend Reinvestment Program will terminate upon completion of the merger UMTH intends to register a distribution reinvestment program

United Mortgage Trust Proposed Merger

Proposed Merger There can be no assurance that a definitive merger agreement will be executed and delivered, or that UMTH's proposed transaction will be consummated. The proposed transaction may only be completed in accordance with the applicable state and federal laws, including the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

Proposed Merger This presentation shall constitute neither an offer or solicitation of an offer to buy any securities nor the solicitation of any proxy or vote of any shareholder of the Company.

Proposed Merger United Mortgage Trust, a Maryland real estate investment trust based in Dallas, Texas (the "Company"), announced November 4, 2003 that it had received a merger proposal from an entity organized by persons that include officers and owners of the Company and its advisor.

Proposed Merger UMT Holdings is owned primarily by persons that were formerly owners of businesses that originated and sold residential mortgages and interim mortgages to United Mortgage Trust, and by persons that are owners and officers of the Advisor. UMT Holdings sells interim mortgages and land development loans to United Mortgage Trust, and provides loan servicing and real estate owned asset management services to United Mortgage Trust.

United Mortgage Trust

United Mortgage Trust Looking under the hood at UMT Holdings, LP

United Mortgage Trust

UMT Holdings Family of Companies



UMT Services, Inc.
Serves as General Partner
(Delaware S Corp)
UMT Holdings L.P.
Owns all L.P. Interests
(Delaware Limited Partnership)
3rd Party Investors
GP
99.9% LP Interest
99.9% LP Interest
99.9% LP Interest
99.9% LP Interest
99.9% LP Interest
UMTH Lending Company, L.P.
Combines
CRC, RMC, WF, SCM, RAF, Satellite Lending
(Delaware Limited Partnership)
UMTH Land Development L.P.
Successor to United Development Funding
(Delaware Limited Partnership)
UMTH Loan Servicing L.P.
Provides loan Servicing for
Third Party Investors
(Delaware Limited Partnership)
UMTH Funding Services, L.P.
Provides Corporate
Finance Services
(Delaware Limited Partnership)
UMTH General Services L.P.
Management Company provides Employees, Accounting, Information Technology, Admin Services
(Delaware Limited Partnership)
99.9% LP Interest
50% LP Interest
UMTH Lending Company-FL, L.P.
(Delaware Limited Partnership)
Ready America Funding, L.P.
(Delaware Limited Partnership)
REO Property Co., L.P.
(Texas Limited Partnership)
Prospect Service Corp.
(Texas Corporation)
United Development Funding, L.P.
(Nevada Limited Partnership)
United Development Funding II, L.P.
(Nevada Limited Partnership)

Proposed Merger The current proposal by UMT Holdings, LP, ("UMTH"), provides that the Company would be merged into UMTH. As currently proposed, each holder of shares of beneficial interest in the Company at the time of the closing of the merger would receive a 10-year senior subordinated note for each share owned by such holder which interest shall be payable monthly. The proposal contains other terms and may be amended or modified at any time.

Proposed Merger Merger negotiations have concluded and the Independent Committee of Trustees are awaiting a fairness opinion from their investment banker, from which they will make a recommendation. Timing

Proposed Merger In the event the Independent Committee recommends in favor of the merger, the full Board of Trustees will vote on the merger proposal. In the event the full Board of Trustees vote in favor of the merger, UMT and UMTH will file an form S-4 with the United State Securities and Exchange Commission (SEC) and appropriate States Securities Agencies. Upon granting of an effective date by the SEC and various State Agencies, a proxy statement with requisite disclosure will be forwarded to each UMT shareholder. An 80% shareholder vote in favor of the merger will be required to approve the merger. Assuming shareholder approval, UMT Holdings will succeed United Mortgage Trust. Timing

Proposed Merger What if the Merger is not approved: UMT will continue to purchase residential real estate loans from UMTH and others.

United Mortgage Trust Summary UMT has evolved from a passive investor in long term residential real estate loans to a real estate finance company, earnings and dividends have fluctuated as our business model has changed UMT Holdings has combined the loan origination, loan servicing and trust administration services of nine companies into UMT Holdings, LP UMT Holdings has presented a merger proposal to merger the capital of United Mortgage Trust with the real estate loan business of UMT Holdings If approved by UMT shareholders, in its current form, the merger will provide UMT shareholders with a 10 year debenture for each share of United Mortgage Trust, with interest payable monthly

UNITED MORTGAGE TRUST 2005 Investor Update

United Mortgage Trust